CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          OF CORPORATE GENERAL PARTNER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, James M. Seneff, Jr., the Chief Executive Officer of CNL Realty Corporation, the corporate general partner of CNL Income Fund XIV, Ltd. (the "Partnership"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Partnership's Quarterly Report on Form 10-Q for the period ending March 31, 2003 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:   May 6, 2003                        /s/ James M. Seneff, Jr.
                                           -----------------------------------
                                           Name:  James M. Seneff, Jr.
                                           Title:   Chief Executive Officer


                                           A signed original
                                           of this written
                                           statement required
                                           by Section 906 has
                                           been provided to
                                           CNL Income Fund
                                           XIV, Ltd. and will
                                           be retained by CNL
                                           Income Fund XIV,
                                           Ltd. and furnished
                                           to the Securities
                                           and Exchange
                                           Commission or its
                                           staff upon
                                           request.